UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 22, 2011

AMERICAN CRYOSTEM CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-164909	26-4574088
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

188 E. Bergen Place, Suite 204, Red Bank, NJ 07701

(Address of principal executive offices, including zip code)

(732) 747-1007

(Registrant's telephone number, including area code)

R & A PRODUCTIONS, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

࿶ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

࿶ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

࿶ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

࿶ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:

This Current Report contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, demand and acceptance of services, changes in governmental policies and regulations, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 4.01 CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

On June 22, 2011, the board of directors of American CryoStem Corporation (the “Company”) approved the dismissal of Malcolm Pollard, Inc. (“Pollard”) as its independent registered public accounting firm, and engaged Donahue Associates, LLC (“Donahue”) as its independent registered public accounting firm to audit its financial statements for the year ended September 30, 2011. The Company does not have an audit committee.

During Company's two most recent fiscal years ended September 30, 2010 and 2009, the Company did not consult Donahue with respect to any of the matters described in Item 304(a)(2) of Regulation S-K.

Pollard’s audit reports regarding the Company's financial statements for the fiscal years ended September 30, 2010 and 2009 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to the uncertainty, audit scope or accounting principles, except that its audit reports for such fiscal years contained a going concern qualification.

The Company and Pollard have not, during the fiscal years ended September 30, 2010 and 2009, and subsequent interim period through June 22, 2011, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Pollard’s satisfaction, would have caused Pollard to make reference to the subject matter of the disagreement in connection with its reports.

During the fiscal years ended September 30, 2010 and 2009, and the subsequent interim period through June 22, 2011, Pollard had not advised the Company of any of the enumerated items described in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that Pollard furnish a letter addressed to the SEC stating whether or not Pollard agrees with the statements made in this 8-K.  A copy of such letter is filed as Exhibit 16 attached hereto.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(c)          Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

16	Letter from Malcolm Pollard, Inc., to the SEC, dated June 22, 2011*

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 22, 2011

AMERICAN CRYOSTEM CORPORATION

By:	/s/ Anthony Dudzinski
Name:	Anthony Dudzinski
Title:	Chief Operating Officer